UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2019 (October 8, 2019)

THE PROCTER & GAMBLE COMPANY
 (Exact Name of Registrant as Specified in Charter)

Ohio	1-434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of Principal Executive Offices, and Zip Code)

513-983-1100
Registrant’s Telephone Number, Including Area Code

   (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without Par Value	PG	New York Stock Exchange
4.125% EUR notes due December 2020	PG20A	New York Stock Exchange
0.275% Notes due 2020	PG20	New York Stock Exchange
2.000% Notes due 2021	PG21	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of The Procter & Gamble Company (“the Company”), held on October 8, 2019, the Company’s shareholders approved The Procter & Gamble 2019 Stock and Incentive Compensation Plan (the “2019 Stock Plan”). The 2019 Stock Plan authorizes the award of up to 150,000,000 shares of the Company's common stock. Types of awards authorized under the 2019 Stock Plan include common stock, restricted stock units, performance stock units, stock options, and stock appreciation rights. In addition, the 2019 Stock Plan permits the award of any shares that remain available under The Procter & Gamble 2014 Stock and Incentive Compensation Plan, approved by shareholders on October 14, 2014.

The Board of Directors approved the 2019 Stock Plan for submission to shareholders on August 13, 2019. In addition to the above description, a summary of the 2019 Stock Plan is provided in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 23, 2019. These descriptions are qualified in their entirety by reference to the 2019 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.
Item 5.07.	Submission of Matters to a Vote of Security Holders

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders at the Company’s Annual Meeting of Shareholders, held on October 8, 2019.

1. Election of Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Blake, Francis S.	1,737,670,090	14,285,298	7,683,073	405,367,433
Braly, Angela F.	1,702,894,479	41,113,671	15,630,311	405,367,433
Chang, Amy L.	1,741,742,755	11,554,467	6,341,239	405,367,433
Cook, Scott D.	1,732,715,078	19,412,989	7,510,394	405,367,433
Jimenez, Joseph	1,734,237,652	18,305,320	7,095,489	405,367,433
Lundgren, Terry	1,724,685,129	27,299,878	7,653,454	405,367,433
McCarthy, Christine	1,743,298,383	9,921,402	6,418,676	405,367,433
McNerney, W. James Jr.	1,675,602,499	76,235,433	7,800,529	405,367,433
Peltz, Nelson	1,595,966,822	152,441,630	11,230,009	405,367,433
Taylor, David S.	1,660,033,016	84,438,876	15,166,569	405,367,433
Whitman, Margaret C.	1,734,868,249	18,743,527	6,026,685	405,367,433
Woertz, Patricia A.	1,717,439,898	35,128,188	7,070,375	405,367,433

Proposals	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Ratification of the Independent Registered Public Accounting Firm	2,072,965,689	82,987,045	9,053,160	0
3. Advisory vote on Company's Executive Compensation (the "Say on Pay" vote)	1,617,716,004	126,761,249	15,161,208	405,367,433
4. Approval of The Procter & Gamble 2019 Stock & Incentive Compensation Plan	1,606,636,524	141,116,003	11,885,934	405,367,433

The Company is filing this 8-K pursuant to item 5.02(e), “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers,” and Item 5.07, "Submission of Matters to a Vote of Security Holders."

Item 9.01.             Financial Statements and Exhibits

Exhibit Number	Description
10.1	The Procter & Gamble 2019 Stock & Incentive Compensation Plan

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Sandra T. Lane
                                                              Sandra T. Lane
                                                              Assistant Secretary
                                                              October 11, 2019

INDEX TO EXHIBIT(S)

Exhibit Number	Description

10.1	The Procter & Gamble 2019 Stock & Incentive Compensation Plan